FEBRUARY 28, 2025
SUPPLEMENT TO
THE HARTFORD GROWTH ALLOCATION FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
IMPORTANT NOTICE REGARDING CHANGE IN NAME FOR THE HARTFORD GROWTH ALLOCATION FUND
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
Effective May 1, 2025, The Hartford Growth Allocation Fund will change its name to Hartford Moderately Aggressive Allocation Fund. As a result, effective May 1, 2025, the reference to The Hartford Growth Allocation Fund in the above referenced Summary Prospectus is deleted and replaced with Hartford Moderately Aggressive Allocation Fund (formerly, The Hartford Growth Allocation Fund).
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7711
February 2025